Exhibit 10.4

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

SMART BALANCE, INC.

(F/K/A BOULDER SPECIALTY BRANDS, INC.)

a Delaware corporation

STOCK SUBSCRIPTION WARRANT

                         , 200

THIS CERTIFIES that, for value received, [            ] or assigns (the “Holder”), shall be entitled to subscribe for and purchase from Smart Balance, Inc. (F/K/A Boulder Specialty Brands, Inc.), a Delaware corporation (the “Company”), such number of shares (the “Warrant Shares”) of Common Stock, $0.0001 par value per share, of the Company (the “Common Stock”), into which the shares of Series A Preferred Stock, $0.0001 par value per share, of the Company (the “Series A Preferred Shares”), issued to and held by the Holder as of the date hereof may be converted (without taking into account any restrictions on conversion set forth in Section 9(l) of the Restated Certificate) pursuant to the terms of the Company’s Restated Certificate of Incorporation (the “Restated Certificate”), immediately prior to the redemption of such Series A Preferred Shares on the Redemption Date (as defined in the Restated Certificate) applicable to such Series A Preferred Shares regardless of whether the Series A Preferred Shares are then owned by the Holder, at the Exercise Price (as defined in Section 2 hereof), during the Exercise Period (as defined in Section 1 hereof), pursuant to the terms and subject to the conditions hereof. The Warrant Shares shall also be subject to adjustment pursuant to Section 4 and Section 5 hereof.

Section 1. Exercise Period.

This Warrant may be exercised by the Holder (A) in full, on or after the Redemption Date, to the extent all of the Series A Preferred Shares issued to and held by the Holder as of the date hereof have been redeemed as of such Redemption Date, for all of the Warrant Shares, or (B) in part, on or after each applicable Redemption Date, to the extent less than all of the Series A Preferred Shares issued to and held by the Holder as of the date hereof have been redeemed as of such Redemption Date in which case this Warrant shall be exercisable only with respect to such number of Warrant Shares into which such Series A Preferred Shares that are redeemed on such applicable Redemption Date may be converted pursuant to the Restated Certificate (without taking into account any restrictions on conversion set forth in Section 9(l) of the Restated Certificate) as of such Redemption Date. This Warrant shall be exercisable with respect to any particular Warrant Shares until the later of (i) ten (10) years from the date hereof or (ii) five (5) years from the date that the Holder is first entitled to exercise this Warrant (based upon the applicable Redemption Date applicable to such particular Warrant Shares) to purchase such particular Warrant Shares (such period being herein referred to as the “Exercise Period”).

Section 2. Exercise Price.

The exercise price (the “Exercise Price”) at any time for each Warrant Share shall be equal to the Conversion Price (as defined in the Restated Certificate) at which the Series A Preferred Shares may be converted into shares of Common Stock pursuant to the terms of the Restated Certificate as of such applicable Redemption Date, which as of the date hereof shall be $9.00, subject to adjustment pursuant to Section 4 and Section 5 hereof.

Section 3. Exercise of Warrant; Warrant Shares; Limitations on Exercise.

(a) This Warrant may be exercised, in whole or in any part, by (i) delivery to the Company of a notice of election to exercise this Warrant (or part thereof) in the form of Exhibit A attached hereto (or at such other agency or office of the Company in the United States of America as it may designate by notice in writing to the Holder at the address of the Holder), and (ii) payment to the Company of the aggregate Exercise Price within three (3) Trading Days of the date said notice of election is delivered to the Company (A) by cash, wire transfer funds or check or (B) in accordance with the procedures set forth in Section 3(b) below. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final notice of exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any notice of exercise form within two (2) business days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof. “Trading Day” means a day on which the Common Stock is trading on a Trading Market. “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the OTC Bulletin Board.

(b) In lieu of exercising this Warrant for cash, wire transfer funds or check, the Holder may elect to receive, without payment by the Holder of any additional consideration, a number of shares of Common Stock equal to “X”, computed using the formula set forth below, by surrender of this Warrant in accordance with Section 3(a) hereof together with notice of such election, in which event the Company shall issue to the Holder such number of shares of Common Stock:

	X	=	Y(A-B)

A

Where:	X	=	The number of shares of Common Stock to be issued to the Holder pursuant to this election;

	Y	=	The number of Warrant Shares in respect of which this election is made;

	A	=	The Fair Market Value (the “Fair Market Value”) of one share of Common Stock; and

	B	=	The Exercise Price (as adjusted to the date of the issuance).

For purposes of this Section 3(b), the Fair Market Value as of a particular date shall be determined as follows: (i) if shares of Common Stock are traded on a securities exchange (including the New York Stock Exchange, American Stock Exchange and the NASDAQ Stock Exchange) or through the NASDAQ Global Market or Capital Market or other over-the-counter market, the Fair Market Value shall be deemed to be the average of the closing sales prices of such shares on such exchange over the thirty (30) day period ending three (3) days prior to the exercise of this election; or (ii) if no public market exists for the shares of Common Stock, the Fair Market Value shall (subject to the Holder’s right to dispute such valuation as described below) be determined in good faith by the Board of Directors of the Company. If the Holder disagrees with the Board of Directors’ determination of the Fair Market Value pursuant to clause (ii) above, the Holder may submit a notice of disagreement to the Company. During the three (3) business days immediately following the Company’s receipt of such notice, the Holder and the Company shall negotiate in good faith to determine a mutually agreeable Fair Market Value. If the parties remain unable to reach agreement after such period, they shall engage one of the “Big 4” accounting firms reasonably acceptable to each such party to resolve such dispute (the “Valuation Firm”). Each of the Holder and the Company shall provide (at each’s own expense) the Valuation Firm with copies of any documents, analyses or other information within its possession or control that the Valuation Firm reasonably requests in order to resolve such dispute. The Valuation Firm shall determine the Fair Market Value as soon as practicable after its engagement to resolve the dispute using customary valuation techniques for other companies or businesses in the same or similar industries as the Company (and shall not apply any discount due to the fact that the Common Stock may constitute “restricted securities”, may be illiquid or represent a minority interest in the Company). The Valuation’s Firm’s determination of the Fair Market Value shall be binding on the Holder and the Company, and not subject to challenge or collateral attack for any reason. The Company shall pay all fees, costs and expenses of the Valuation Firm in connection with its engagement to resolve such dispute (the “Valuation Cost”); provided, however, that if the Valuation’s Firm’s determination of the Fair Market Value is in excess of 50% lower than the Holder’s proposed Fair Market Value, then the fees and expenses of the Valuation Firm shall be shared in the same proportion that the Company’s position, on the one hand, and the Holder’s position, on the other hand, initially presented to the Valuation Firm (based on the aggregate of all differences taken as a whole) bear to the final resolution as determined by the Valuation Firm. If the Warrant is exercised as provided in this Section 3(b), the parties hereto shall treat such exercise as a recapitalization pursuant to Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, for all tax purposes.

(c) Upon the exercise of this Warrant, the Company (unless otherwise requested by the Holder) will issue fractional shares of its Common Stock, and shall not distribute cash in lieu of such fractional shares. If requested by the Holder, in lieu of any fractional shares of Common Stock which would otherwise be issuable upon the exercise of this Warrant, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Fair Market Value of a share of Common Stock multiplied by such fractional interest.

(d) Notwithstanding the terms of this Section 3, if (i) the Holder has not elected to exercise this Warrant prior to the end of the Exercise Period pursuant to the terms hereof (the “Termination”), and (ii) the Exercise Price for one Warrant Share is less than the Fair Market Value of one share of Common Stock upon such Termination, then (unless notice to the contrary is provided by the Holder), this Warrant shall be deemed automatically exercised as to the maximum number of Warrant Shares for which this Warrant is then exercisable, immediately prior to such Termination, without any action by the Holder with such exercise to be effected pursuant to Section 3(b).

(e) Each date on which this Warrant is surrendered and on which payment of the Exercise Price is made is referred to herein as an “Exercise Date”. Simultaneously with each exercise, the Company shall issue and deliver a certificate or certificates for the Warrant Shares being purchased pursuant to such exercise, registered in the name of the Holder or the Holder’s designee, to such Holder or designee, as the case may be. If such exercise shall not have been for the full number of the Warrant Shares, then the Company shall issue and deliver to the Holder a new Warrant, registered in the name of the Holder, of like tenor to this Warrant, for the balance of the Warrant Shares that remain after exercise of the Warrant.

(f) The person or entity in whose name any certificate for shares of Common Stock is issued upon any exercise shall for all purposes be deemed to have become the holder of record of such shares as of the Exercise Date, except that if the Exercise Date is a date on which the stock transfer books of the Company are closed, such person or entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon exercise of all or any part of this Warrant.

(g) Notwithstanding anything to the contrary herein, if the Holder has elected pursuant to the Securities Purchase Agreement (as hereinafter defined) to be subject to this Section 3(g), the Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person or entity (together with such person’s or entity’s affiliates) would beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person or entity and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of the preceding sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such person or entity or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person or entity or any of its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-KSB, Form 10-Q, Form 10-QSB or Form 8-K, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of any holder, the Company shall within one business day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 3(g) may be either (i) decreased or increased at any time by the Holder at the election of the Holder to apply at any percentage between 4.99% and 9.99% instead of 9.99% or (ii) waived in whole or in part permanently or temporarily at any time by the Holder at the election of the Holder, in the case of each of clauses (i) or (ii), upon not less than 65 days’ prior notice to the Company, and the provisions of this Section 3(g) shall not be modified or waived until such 65th day (or such later date, as determined by the Holder, as may be specified in such notice of modification or waiver).

Section 4. Representations, Warranties and Covenants as to Common Stock.

(a) The Company represents and warrants to the Holder that (i) all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance and payment therefor, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges created by the Company with respect to the issue thereof and (ii) the issuance of this Warrant, the shares of Common Stock issuable hereunder and the other transactions contemplated hereunder do not require the consent of any person or entity and do not and shall not conflict, result in a default under or violate the terms of any agreement, contract, document, instrument or obligation which may be binding upon the Company or any of its subsidiaries. The Company covenants to the Holder that it will from time to time take all such action as may be required to assure that the stated or par value per share of the Common Stock is at all times no greater than the then effective Exercise Price. The Company further covenants and agrees that it will take all such action as may be required to assure that the Company shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant. If any shares of Common Stock reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

(b) The initial Exercise Price for the Warrant Shares was established based upon the Company’s representation and warranty in the Securities Purchase Agreement, dated as of September 25, 2006 among the Company, the Holder and the other parties thereto (the “Securities Purchase Agreement”), that immediately after the Closing (as defined in the Securities Purchase Agreement) the aggregate Warrants issued pursuant to the Securities Purchase Agreement, shall represent (on an as exercised basis), at least 22.2508% of the Company’s Common Stock (calculated on a fully diluted basis, assuming the Redemption Date (as defined in the Restated Certificate) with respect to all the Series A Preferred Shares occurred immediately after the Closing and all Series A Preferred Shares had been redeemed (and assuming solely for purposes of this calculation that each Series A Preferred Share is redeemed for its Series A Purchase Price (as defined in the Restated Certificate)), and including as outstanding securities, shares of Common Stock authorized or reserved under the Company’s warrants, 9,650,000 shares of Common Stock authorized or reserved for issuance upon the exercise of options, convertible securities or grants of restricted stock to be issued pursuant to an option or incentive plan approved by the Board of Directors of the Company, and treating all outstanding securities of the Company that are convertible into or exercisable or exchangeable for, shares of Common Stock, as the maximum number of shares of Common Stock issuable with respect to such securities at any time on or after the date of the Restated Certificate and excluding from this calculation shares that may be issued pursuant to Section 2.13 of the SB Merger Agreement (as defined in the Securities Purchase Agreement)). If such representation and warranty is determined after the Redemption Date to be untrue or incorrect, then the Exercise Price as of the date hereof shall be reduced (but not increased) pro rata by an amount such that the shares of Common Stock issuable upon the exercise of this Warrant and such other warrants issued on the date hereof was equal to 22.2508% of the Company’s capital stock as of such date calculated as described in the immediately preceding sentence.

(c) In the event that, as of any Redemption Date, (each of the events set forth in (i) and (ii) a “Default”) (i) the Company has not filed to list or listed its Common Stock on Nasdaq’s Global Market or Capital Market or the American Stock Exchange (as required pursuant to Section 4.13 of the Securities Purchase Agreement), or (ii) of the occurrence of an Event (as defined in the Registration Rights Agreement dated on or about the date hereof by and among the Company and the parties named therein (as may be modified, supplemented or amended from time to time, the “Registration Rights Agreement”)), then in addition to any other rights or remedies, on or after such Redemption Date on each ninety (90) day anniversary of the date of the occurrence of the Default (if the applicable Default shall not have been cured by such date) until the applicable Default is cured, the Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) shall be reduced by one percent (1.0%) of the Exercise Price as in effect as of the time of Default up to a maximum total reduction of nine percent (9.0%) in the aggregate. Notwithstanding anything in this Section 4(c) to the contrary, the reduction of the Exercise Price shall, regardless of the number of Defaults (A) be limited to nine percent (9.0%) in the aggregate, including any adjustment to the Conversion Price which has occurred pursuant to the Restated Certificate, and (B) shall at no time be reduced by more than one percent (1.0%) during any ninety (90) day period. In no event will the holder be entitled to receive a cash settlement or other consideration in lieu of the adjustments, rights and remedies provided in this Section 4(c) in respect of any Default with respect to the Warrants so held (and not with respect to other securities (other than Series A Preferred Shares) that may be held by the Holder).

Section 5. Adjustment of Exercise Price.

The Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) shall be subject to adjustment from time to time as follows:

(a) As used herein, the term “Excluded Stock shall have the meaning ascribed to such term as of the date hereof in the Restated Certificate.

(b) If, at any time after a Redemption Date (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1), the Company shall issue any shares of Common Stock, or options or warrants to purchase or rights to subscribe for Common Stock, or securities by their terms convertible into or exchangeable for such Common Stock, or options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities, other than Excluded Stock, at a price per share less than either (i) the Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) as of such date or (ii) the Fair Market Value immediately prior to the issuance of such security, then the Exercise Price in effect immediately prior to each such issuance (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) shall forthwith be lowered (subject to the provisions of this Section 5), effective as of the date of such issuance, to a price equal to the lower of either:

(A) the quotient obtained by dividing:

(i) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subsection 5(c)(iii) below) immediately prior to such issuance, multiplied by the Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) in effect immediately prior to such issuance, and (y) the consideration received by the Corporation upon such issuance; by

(ii) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subsection 5(c)(iii) below) immediately after the issuance of such Common Stock; or

(B) the product obtained by multiplying the Exercise Price in effect immediately prior to such issuance by the quotient obtained by dividing:

(i) an amount equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subsection 5(c)(iii) below) immediately prior to such issuance, multiplied the Fair Market Value of one share of Common Stock immediately prior to such issuance, and (y) the consideration received by the Corporation upon such issuance; by

(ii) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subsection 5(c)(iii) below) immediately after the issuance of such Common Stock multiplied by the Fair Market Value of one share of Common Stock immediately prior to such issuance.

(c) For purposes of any adjustment of the Exercise Price pursuant to this Section 5, the following provisions shall be applicable:

(i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor without deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Company’s Board of Directors, irrespective of any accounting treatment (provided that any dispute as to such fair market value shall be resolved in accordance with the procedures set forth for the determination of Fair Market Value in Section 3(b)).

(iii) In the case of the issuance of (i) options or warrants to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or (iii) options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities:

(A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options or warrants to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or warrants or rights were originally issued and for a consideration equal to the consideration (determined in the manner provided in items (i) and (ii) above), if any, received or receivable by the Company upon the issuance of such options or warrants or rights plus the minimum purchase price provided in such options or warrants or rights for the Common Stock covered thereby;

(B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were originally issued or such options or warrants or rights were originally issued and for a consideration equal to the consideration received by the Company for any such securities and related options or warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or warrants or rights (the consideration in each case to be determined in the manner provided in items (i) and (ii) above);

(C) on any change in the number of shares of Common Stock deliverable upon exercise of any such options or warrants or rights or conversions of or exchange for such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, warrants, rights or securities not converted prior to such change or options or warrants or rights related to such securities not converted prior to such change, been made upon the basis of such change; and

(D) on the expiration of any such options or warrants or rights, the termination of any such rights to convert or exchange or the expiration of any options or warrants or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, warrants, rights, securities or options or warrants or rights related to such securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon exercise of such options or warrants or rights, upon the conversion or exchange of such securities or upon the exercise of the options or warrants or rights related to such securities and subsequent conversion or exchange thereof.

In any case in which one of the provisions of this Section 5 shall require that adjustments to the Exercise Price shall be made as a result of any one (1) event for which a corresponding adjustment would be made pursuant to another provision in this Section 5, the multiple adjustments shall not be aggregated, and the adjustment that results in the greatest decrease in the Exercise Price shall be the adjustment effected.

(d) If, at any time after the Redemption Date (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1), the number of shares of the Company’s capital stock outstanding is increased by a stock dividend or by a subdivision or split-up of shares, then, following the record date for the determination of holders of capital stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) shall be appropriately decreased and the aggregate number of shares of capital stock issuable on exercise of this Warrant (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) shall be increased in proportion to such increase in outstanding shares. The foregoing provisions shall similarly apply to successive stock dividends, subdivisions or split-ups.

(e) If, at any time after the Redemption Date (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1), the number of shares of capital stock outstanding is decreased by a combination or reverse-split of the outstanding shares, then, following the record date for such combination or reverse-split, the Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) shall be appropriately increased and the aggregate number of shares of capital stock issuable on exercise of this Warrant (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) shall be decreased in proportion to such decrease in outstanding shares. The foregoing provisions shall similarly apply to successive combinations or reverse-splits.

(f) Except in the case of a Liquidation (as defined in the Restated Certificate), in the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company, this Warrant shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of stock or other securities or property of the Company or of the entity resulting from such reorganization, reclassification, consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The foregoing provisions shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

(g) Upon any adjustment to the Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) under this Warrant (including under Section 4 hereof), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted to the number obtained by dividing (i) an amount equal to the product of (x) the number of Warrant Shares (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) purchasable hereunder immediately prior to such adjustment multiplied by (y) the Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) immediately prior to such adjustment, by (ii) the Exercise Price (with respect to such Warrant Shares that are exercisable as of such time pursuant to Section 1) immediately after such adjustment. Except pursuant to clause (c)(iii)(D) or clause (e) above, the Exercise Price shall never be increased.

(h) All calculations under this paragraph shall be made to the nearest one hundredth (1/100) of a cent or the nearest one tenth (1/10) of a share, as the case may be.

(i) The Company shall give prompt notice of any adjustment in the Exercise Price to the Holder hereof, together with supporting documentation.

Section 6. No Stockholder Rights.

This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company (other than any rights pursuant to the Registration Rights Agreement).

Section 7. Restrictions on Transfer.

This Warrant, the Warrant Shares and all rights hereunder are transferable only in accordance with the terms of the Securities Purchase Agreement, in whole or in part, at the agency or office of the Company referred to in Section 3 hereof, by the Holder in person or by a duly authorized representative, upon (i) surrender of this Warrant properly endorsed, and (ii) delivery of a notice of transfer in the form of Exhibit B hereto. Each transferee and holder of this Warrant, by accepting or holding the same, consents that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed, the holder hereof shall be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; provided, however, that until each such transfer is recorded on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes. The Company shall not assign, pledge or transfer any of its rights hereunder without the prior written consent of the Holder.

Section 8. Lost, Stolen, Mutilated or Destroyed Warrant.

If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon receipt from the Holder of an affidavit of loss or similar instrument and the posting of a bond or such other indemnification or undertaking as the Company shall request (and, in the case of a mutilated Warrant, the accompanying surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

Section 9. Notices.

All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered mail, postage prepaid, return receipt requested, electronic transmission or via facsimile, addressed as follows:

If to the Company, to:

Smart Balance, Inc.

(F/K/A Boulder Specialty Brands, Inc.)

6106 Sunrise Ranch Drive

Longmont, Colorado 80503

Telephone: (303) 682-1978

Attention: Robert S. Gluck

with a copy to:

Davis & Kelthau

111 East Kilbourn Ave. Suite 1400

Milwaukee, WI 53202-6613

Telephone: (414) 225-1498

Attention. Norman Matar, Esq.

and

Ellenoff Grossman & Schole LLP

370 Lexington Avenue, 19th Floor

New York, NY 10017

Telephone: (212) 370-1300

Attention: Douglas S. Ellenoff, Esq.

If to the Holder, to:

[

Fax:

Telephone: Attention:     .]

with a copy to:

[                                ]

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. If mailed, as aforesaid, any such communication shall be deemed to have been given on the third business day following the day on which the piece of mail containing such communication is posted.

Section 10. Governing Law; Jurisdiction and Venue; Waiver of Jury Trial.

This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS WARRANT MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR, AND THE COMPANY IRREVOCABLY SUBMITS TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. ANY JUDGMENT MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS WARRANT.

Section 11. Headings.

The headings of the various sections contained in this Warrant have been inserted for convenience of reference only and should not be deemed to be a part of this Warrant.

Section 12. Notices of Corporate Action.

In the event of: (a) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, (b) any tender offer, consolidation, merger, sale or transfer of any assets, dividend or other distribution, sale of any subsidiaries of the Company, or issuance or sale of capital stock, in each case, which would constitute a “Liquidation (as such term is defined in the Restated Certificate), (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company which would constitute a “Liquidation” (as such term is defined in the Restated Certificate) or (d) the taking of any vote of securityholders (whether at a meeting or by written action or otherwise) (each, a “Corporate Action”), in each case to the extent such Corporation Action would be consummated after an applicable Redemption Date, the Company will provide 30 days (or in the case of clause (c) 15 days) prior written notice to the Holder specifying the expected date on which any record is to be taken for the purpose of such Corporate Action, together with details thereof, and the date or expected date on which any such Corporate Action is to be consummated; provided, that such notice will be delivered after or concurrent with notice provided to all of the Company’s stockholders to the extent delivery of such notice would otherwise constitute material non-public information. The Company shall not consummate such Corporate Action and will not permit the fixing of a record date with respect thereto, to the extent such Corporation Action would be consummated after the applicable Redemption Date, prior to fourteen (14) calendar days after the date of such notice. If the Holder shall have given notice of any election to exercise this Warrant within such fourteen (14) calendar day period, then any such record date shall not be fixed for a date prior to the full consummation of the issuance or transfer on the books of the Company of all securities to the Holder pursuant to all such exercises in order to permit the Holder to participate as a holder of such securities in all voting or other aspects relating to such Corporate Action.

Section 13. No Amendment, Modification, Waiver, etc.

No provision of this Warrant may be amended, modified or waived except as set forth in the Securities Purchase Agreement.

Section 14. Specific Performance.

The Company stipulates that there would be no adequate remedy at law to the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court specified in Section 10 and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law.

*   *   *   *

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

SMART BALANCE, INC. (F/KA BOULDER SPECIALTY BRANDS, INC.)

By:	[ ]
Name: Title:	[ ] [ ]

Attest:

Name: Title:

EXHIBIT A

THE EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE

REQUIREMENTS OF THE HART-SCOTT-RODINO ANTITRUST

IMPROVEMENTS ACT OF 1976, AS AMENDED.

FORM OF NOTICE OF ELECTION TO EXERCISE

[To be executed only upon exercise

of the Warrant to which this form is attached]

To Smart Balance, Inc. (F/K/A Boulder Specialty Brands, Inc.):

The undersigned, the holder of the Warrant to which this form is attached, hereby elects to exercise the right represented by such Warrant to purchase shares of Common Stock of Smart Balance, Inc. (F/K/A Boulder Specialty Brands, Inc.), and herewith tenders the aggregate payment of (a) $[                ] in the form of cash, wire transfer funds or check and/or (b)                  shares of Common Stock as contemplated pursuant to Section 3(b) of the Warrant in full payment of the Exercise Price for such shares. The undersigned requests that a certificate for such shares be issued in the name of                             , whose address is                          and that such certificate be delivered to [                ], whose address is [                ].

If such number of shares is less than all of the shares purchasable under the current Warrant, the undersigned requests that a new Warrant, of like tenor as the Warrant to which this form is attached, representing the remaining balance of the shares purchasable under such current Warrant be registered in the name of [ ] whose address is                                         , and that such new Warrant be delivered to , whose address is [                ]. Capitalized terms used in this form which are not defined shall have the meanings ascribed thereto in the Warrant to which this form is attached.

In the event that the Holder has not elected pursuant to Section 3(b) of the Warrant to exercise the Warrant by way of a cashless exercise, the undersigned represents and warrants that it (a) is not acquiring the shares of Common Stock with a view to distributing such Common Stock in violation of the Securities Act of 1933, as amended (the “Securities Act”), (b) acknowledges that the issuance of the Common Stock has not been registered under the Securities Act and that the Common Stock may be resold only if registered pursuant to the provisions of the Securities Act or an exemption therefrom is available, (c) acknowledges that the Common Stock is subject to, and shall contain the restricted securities legend contained on the facing page of the Warrant Certificate, and (d) is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (or an entity in which each of the equity owners is an accredited investor).

By: [insert name of Holder]

Signature:

Date:

EXHIBIT B

FORM OF NOTICE OF TRANSFER

[To be executed only upon transfer

of the Warrant to which this form is attached]

For value received, the undersigned hereby sells, assigns and transfers unto                                      all of the rights represented by the Warrant to which this form is attached to purchase                              shares of Common Stock of Smart Balance, Inc. (F/K/A Boulder Specialty Brands, Inc.) (the “Company”), to which such Warrant relates, and appoints                          as its attorney to transfer such right on the books of the Company, with full power of substitution in the premises. Capitalized terms used in this form which are not defined shall have the meanings ascribed thereto in the Warrant to which this form is attached.

By: [insert name of Holder]

Signature:

Address:

Date:

Signed in the presence of: